AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2012

Securities Act File No. 333-125172

ICA No. 811- 21771

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 14	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 15	☒

YieldQuest Funds Trust

(Exact Name of Registrant as Specified In Charter)

3280 Peachtree Road

Suite 2600 Atlanta, GA 30305

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 978-3781

Jay K. Chitnis

Chairman and President

3280 Peachtree Road

Suite 2600

Atlanta, GA 30305

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

(IMAGE)

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YIELDQUEST TOTAL RETURN BOND FUND

Summary Section

Investment Objectives

The investment objective of the YieldQuest Total Return Bond Fund (the “Total Return Fund” and the “Fund”) is total return comprised of both income and capital appreciation.

Fees and Expenses of the Fund

The table describes the fees and expenses that you may pay if you buy and hold shares of the Total Return Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares		Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	NONE		NONE
Maximum Deferred Sales Charge (Load)	NONE		NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE		NONE
Redemption Fee	NONE		NONE
Exchange Fee	NONE		NONE
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%		0.59%
Distribution and/or Service (12b-1) Fees	NONE		0.25%
Total Other Expenses	2.95%		3.05%
Short Dividend and Interest Expense(1)		0.55%		0.55%
Remaining Other Expenses		2.40%		2.50%
Acquired Fund Fees and Expenses(2)	0.11%		0.11%

Total Annual Fund Operating Expenses	3.65%		4.00%
Expense Reimbursement(3)	2.20%		2.20%

Total Annual Fund Operating Expenses After Expense Reimbursement	1.45%		1.80%

(1)

Short Dividend and Interest Expense results from the Fund’s use of short sales. This expense is required to be treated as a Fund expense for accounting purposes and is not payable to the advisor. Excluding this Expense, Total Annual Fund Operating Expenses After Expense Reimbursement would have been 0.90% for the Institutional Class and 1.25% for the Investor Class.

(2)

Represents the pro rata fees and expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. Excluding these expenses, Total Annual Fund Operating Expenses After Expense Reimbursement would have been 1.34% for Institutional Class Shares and 1.69% for Investor Class Shares.

(3)

The Advisor contractually has agreed to waive its fee and/or reimburse expenses, so that Total Annual Fund Operating Expenses (excluding 12b-1 fees, short dividend and interest expenses, acquired fund fees and expenses and administrative service fees ) do not exceed 0.79% of average daily net assets of Institutional Class shares and Investor Class shares, each through February 28, 2013. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Example:

This example is intended to help you compare the cost of investing in the Total Return Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$148	$914	$1,701	$3,763
Investor Class Shares	$183	$1,017	$1,867	$4,070

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Portfolio Turnover

The Total Return Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks and Performance

Principal Strategies

Under normal circumstances, the Total Return Fund generally invests at least 80% of its net assets (plus borrowings for investment purposes) in a broad range of fixed income securities, either directly or through investments in ETFs and actively managed closed-end funds that invest primarily in fixed income securities. The Total Return Fund seeks to benefit from attractive valuations in every segment of the fixed income market by investing in bonds, notes, mortgage-backed and asset-backed securities, collateralized mortgage obligations, corporate debt, mortgage REITs, publicly-traded partnerships, convertible securities, preferred securities that make regular interest or dividend payments, U.S. government securities, short-term obligations (such as commercial paper), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), municipal bonds and money market investments.

The Total Return Fund may invest in fixed income securities of any maturity. Typically, the Total Return Fund’s weighted average maturity ranges from two to 10 years. Under normal circumstances, the Total Return Fund invests in investment grade fixed income securities. From time to time, depending on general market conditions and the prospects presented by the individual security, the Total Return Fund may invest up to 25% of its net assets, measured at the time of purchase, in non-investment grade fixed income securities, commonly known as “junk bonds.” The Total Return Fund may invest up to one-third of its assets in securities of foreign issuers, including forward foreign currency contracts and securities of issuers based in emerging markets, either directly or indirectly through investments in other investment companies that invest primarily in foreign securities and/or depositary receipts.

The Total Return Fund may invest up to 20% of its net assets in other than debt securities, including equity securities, such as dividend paying common stocks, preferred stocks, equity REITs, ETFs and actively managed closed-end funds that invest primarily in stocks, commodities or equity REITs.

The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed-end funds and money market funds). As a result of its overall strategy, the Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate. The Fund may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Fund may engage in short sales.

The Fund actively trades equity index futures, Treasury and Euro futures, index options, and foreign currency forward contracts. These transactions may be used to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation). These strategies have costs associated with them and losses (which may be substantial) may be incurred if the Advisor is incorrect in its expectations about the direction or extents of movement of markets or interest rates. In addition, hedging strategies negatively impact the Fund’s portfolio by decreasing the Fund’s upside performance potential.

Principal Risks of Investing in the Total Return Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Total Return Fund.

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Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

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Management Risk. The strategies used by the Advisor with respect to the Fund may fail to produce the intended results. If the Advisor’s investment strategies with respect to the Fund fail to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy for the Fund may increase the Fund’s costs and, thereby, reduce its performance.

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Fixed Income Securities Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate.

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Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund.

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Options and Futures Risk. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging may minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivatives transactions would reduce the Fund’s net asset value, and possibly income, and such losses can be greater than if the derivatives transactions had not been utilized.

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Junk Bond Risk. The Fund may be subject to greater levels of interest rate and credit risk as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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Investment Company Securities Risk. When the Fund invests in another investment company (including ETFs and closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

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ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Overall stock market risks may affect the value of closed-end funds. During periods of extreme market volatility, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

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Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries.

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Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates. The Fund is subject to currency risk, the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. In certain instances, governments that issue foreign currencies may take actions that adversely affect the liquidity of foreign currency positions, or securities denominated in foreign currencies.

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Municipal Securities Risk. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers.

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Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	Preferred Stock Risk. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates.

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Mortgage-Related and Other Asset-Backed Securities Risk. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Mortgage-backed securities (MBS) may also possess credit risk. Asset-backed securities typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the issuer of the asset-backed securities with respect to the underlying loans.

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REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus.

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Short Sale Risk. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs.

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Publicly Traded Partnership Risk. Investments in publicly traded partnerships are subject to various risks related to the underlying operating companies controlled by such partnerships, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

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Turnover Risk. The Fund is actively managed and experiences a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

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Commodities Risk. The Fund may invest in publicly traded master limited partnerships, ETFs, and other investment companies that are subject to commodities risks based upon their underlying investments. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. In general, these investments may be subject to greater volatility, depend upon specialized management skills and may lack or have limited operating histories. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on various factors.

Performance

The performance table provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund makes updated performance information available at the Fund’s website, www.yieldquest.com.

Year-by-Year Total Returns for the Institutional Class

For the periods ending December 31

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During the periods shown, the highest return for a quarter was 14.01% for the quarter ended June 30, 2009, and the lowest return was

-31.44% for the quarter ended September 30, 2011.

Average Annual Total Returns for the periods ended December 31, 2011

	One Year	Five Years	Since Inception
YieldQuest Total Return Bond Fund – Institutional Class (commenced operations on November 1, 2005)	-58.22%	-18.79%	-14.09%
Return After Taxes on Distributions	-59.05%	-20.44%	-15.74%
Return After Taxes on Distributions and Sale of Fund Shares	-37.58%	-14.96%	-11.32%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.20%
YieldQuest Total Return Bond Fund – Investor Class (commenced operations on February 28, 2008)
Return Before Taxes	-58.41%	N/A	-23.53%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	N/A	6.17%

After-tax figures are only shown for Institutional Shares. After-tax figures for Investor Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data current to the most recent month end may be obtained by calling (877) 497-3634.

Management

Investment Advisor

YieldQuest Advisors, LLC serves as investment advisor to the Total Return Fund.

Portfolio Managers

Jay K. Chitnis, CFA, Chairman, Portfolio Manager and Chief Investment Strategist, is primarily responsible for determining the investment strategy to be used by, and the advice to be given to, the YieldQuest Total Return Fund. Mr. Chitnis has served in this role since the inception of the Fund in 2005. Effective February 24, 2012, John N. Bliss will assist Mr. Chitnis in implementing the investment strategy and day-to-day management of the Total Return Fund.

Tax Information

The Total Return Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Buying and Selling Shares of the Fund

Shares of the Fund are available for investment only by clients of registered investment advisors, financial planners and other financial institutions or other investors which have been approved in advance by the Advisor. You may purchase or redeem shares by contacting your financial intermediary or the Advisor.

Minimum Initial Investment	To Place Orders or Redeem Shares
$250 for Investor Class	By Mail: YieldQuest Funds Trust
$10,000 for Institutional Class	c/o BNY Mellon Asset Servicing
P.O. Box 9818
Providence, RI 02940

Minimum Subsequent Investment	By wire: Call the Fund’s transfer agent at 1-877-497-3634 to obtain wiring instructions
$25 for Investor Class
$250 for Institutional Class

Which Fund May Be Right for You?

The Total Return Fund may be a suitable investment for:

•	Long-term investors seeking a fund with a total return investment strategy.

•	Investors seeking an actively-managed portfolio of diversified fixed income investments.

•	Investors willing to tolerate higher volatility than is associated with most bond funds.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Total Return Bond Fund

The Total Return Fund seeks to benefit from attractive valuations in every segment of the fixed income market by investing in bonds, notes, mortgage-backed and asset-backed securities, collateralized mortgage obligations, corporate debt, mortgage REITs, publicly-traded partnerships, convertible securities, preferred securities that make regular interest or dividend payments, U.S. government securities, short-term obligations (such as commercial paper), STRIPS, municipal bonds and money market investments. STRIPS are a type of security issued by the U.S. Treasury Department as zero-coupon bonds, and are offered in a wide range of maturities. Investors purchase STRIPS at a discount and redeem them upon maturity for their par value. In selecting investments for the Total Return Fund, the Advisor considers many factors, such as (i) perceived opportunities and risks in the U.S. and world markets; (ii) monetary, investor sentiment, momentum, fundamental, business cycle, and market cycle conditions; and (iii) recent performance and momentum of various categories of possible investments. Under normal circumstances, the Total Return Fund generally invests at least 80% of its net assets (plus borrowings for investment purposes) in a broad range of fixed income securities, either directly or through investments in ETFs and actively managed closed-end mutual funds that invest primarily in fixed income securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders.

The Advisor identifies sectors that it believes are in or out of favor with the marketplace, and the future prospects of that sector based on recent performance, monetary policy, investor sentiment, market momentum, business fundamentals, business cycles, and market cycles. Once the Advisor identifies a sector that is outperforming, or has the potential to outperform, the market as a whole, the Advisor seeks individual securities based on its review of the issuer’s current and historical spreads to comparable Treasury securities, and fundamental analysis of issuer’s future prospects. The Advisor seeks U.S. and foreign fixed income securities based on the perceived opportunities for capital appreciation and income, compared to an analysis of relative risks. When selecting closed-end mutual funds, the Advisor uses historical models to determine whether the funds are trading at discounts that are deemed attractive by the Advisor. The Advisor also analyzes the closed-end fund’s portfolio holdings generally to determine whether the fund has positive prospects for total return in the Advisor’s opinion.

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The Total Return Fund may invest in fixed income securities of any maturity. Typically, however, the Total Return Fund’s weighted average duration and/or maturity ranges from two to 10 years. The Advisor seeks to maximize the Total Return Fund’s performance by diversifying its investments among fixed income securities, and by actively managing the Total Return Fund’s portfolio in an effort to enhance the Total Return Fund’s total return. The “total return” sought by the Total Return Fund consists of income earned on the Total Return Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals of a particular sector or security. Under normal circumstances, the Total Return Fund invests primarily in investment grade fixed income securities. From time to time, depending on general market conditions and the prospects presented by the individual security, the Total Return Fund may invest up to 25% of its net assets, measured at the time of purchase, in non-investment grade fixed income securities, commonly known as “junk bonds.” The Total Return Fund may invest up to one-third of its assets in forward foreign currency contracts and securities of foreign issuers, including securities of issuers based in emerging markets, either directly or through investments in other investment companies that invest primarily in foreign securities and/or depositary receipts.

The Advisor may elect to pursue the investment objective of the Total Return Fund either by investing directly in fixed income securities or by investing in other investment companies, including ETFs and actively managed open-end or closed-end funds that hold a portfolio of fixed income securities. The Advisor typically will invest in underlying funds based on a positive analysis of: (1) the experience of the underlying fund’s portfolio managers; (2) the fund’s performance history, volatility, and comparative return and risk data; (3) asset size; (4) expense ratio; and (5) the underlying fund’s investment style.

The Total Return Fund may invest up to 20% of its net assets in other than debt securities, including equity securities, such as dividend paying common stocks, preferred stocks, equity REITs, ETFs and actively managed closed-end funds that invest primarily in stocks, commodities, or equity REITs. Because the Total Return Fund may invest up to 20% of its net assets in securities other than debt securities, this means that investments in closed-end funds, REITs, ETFs and other mutual funds will not be limited to those that invest exclusively in debt securities. As a result of its overall strategy, the Total Return Fund engages in active trading of portfolio securities which causes the Fund to experience a high portfolio turnover rate, the effects of which are described under “Summary of the Principal Risks of Investing in the Funds – Turnover Risk.”

The Advisor seeks to control risk by diversifying the Total Return Fund’s assets among numerous sectors and asset classes. The Fund’s portfolio may be comprised substantially of shares of other investment companies (including mutual funds, ETFs, closed-end funds and money market funds). The Total Return Fund may engage in short sales. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Total Return Fund also may invest in derivatives, using them for any purpose consistent with its investment objective including hedging or managing risk, obtaining market exposure, or maintaining sufficient liquidity. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument. For example, the Total Return Fund may use derivatives to hedge its exposure to volatility with respect to underlying funds or the fixed income and/or equity markets generally. Derivative instruments in which the Total Return Fund may invest generally include options, futures contracts, options on futures contracts or ETFs, swaps (including options thereon) and forward currency contracts (including options thereon), and the Total Return Fund may engage in short sales. For more information on the Total Return Fund’s derivative strategies, see the “Summary of the Principal Risks of Investing in the Funds – Derivatives Risk” and “Other Investment Information – Derivatives” sections.

SUMMARY OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. The principal risks of investing in the Fund, which could adversely affect its net asset value, are set forth below.

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Convertible Securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying

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common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

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Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the Advisor could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Many derivatives, in addition to other requirements, generally require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund.

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Futures Contracts and Options on Futures Risk. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

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Options Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When the Fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the Fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators

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Forward Foreign Currency Contracts and Related Options Risk. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts (or options on such contracts) to hedge against foreign currency risk, to increase exposure to foreign currency or shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there is no assurance that such transaction will be successful. Forward foreign currency contracts and related options may also expose the Fund to risks described in this Prospectus as currency risks.

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Swap and Related Options Risk. The Fund may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

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Credit Default Swap Risk. In addition to risks associated with swaps generally, credit default swaps may subject the Fund to additional risks. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests. Swaps and related options expose the Fund to counterparty credit risk (credit risk described above). The Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

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Commodity Futures Contracts Risk. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. If the Fund’s positions have declined in value, the Fund may be required to post additional margin to cover this decline.

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Equity Securities Risk. Equity markets can be volatile. In other words, the prices of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments in equity securities may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments in such equity securities will under-perform either the securities markets generally or particular segments of the securities markets.

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•	Fixed Income Securities Risk:

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Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•	Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

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Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.

•	Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

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Prepayment and Extension Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. To the extent that the Fund invests in mortgage-backed securities, there is a greater risk that the Fund will lose money due to prepayment and extension risks associated with these securities.

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Premium/Discount Risk. When the Fund buys a fixed-income security at a premium to its face value, it will be subject to the risk that the entire coupon (interest rate) may be paid out as a dividend. Over time the net asset value of the Fund will decline, because the premium on the fixed income security declines as it approaches maturity (at maturity the market price of a fixed income equals its face value). The declining premium lowers value of the security in the Fund’s portfolio. Thus the Fund may have attained a higher payout over the life of the fixed income security, but at the expense of an erosion in the value of such security over time. Premium erosion is most frequent among government and investment-grade corporate bond funds.

Foreign Securities Risk:

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General Foreign Securities Risk. When the Fund invests in foreign securities, including investments in other investment companies that hold a portfolio of foreign securities, it will be subject to additional risks not typically associated with investing in U.S. Government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

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Emerging Market Risk. To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).

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Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor may not hedge against currency movements in the various markets in which the Fund invests so the value of the Fund is subject to the risk of adverse changes in currency exchange rates. The Fund may engage in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency that the Fund owns or wants to own. In addition, the Fund may take active foreign currency positions not

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designed as a hedge, in which case the Fund is making investments in foreign currencies in an attempt to profit from changes in currency exchange rates. These foreign currency transactions will subject the Fund to currency risk. To the extent that the Fund engages in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency that the Fund owns or wants to own, this presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a hedge. To the extent that foreign exchange rates do not move in the direction anticipated by the Advisor, the Fund will lose money on its foreign currency positions. The risks of the Fund’s foreign currency transactions are substantially different from those of its securities investments. The Fund’s foreign currency transactions and/or its investments or trades in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates and actions by the government issuing the foreign currency which affect the liquidity of foreign currency positions and/or securities denominated in the foreign currency.

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Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

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Investment Company Securities Risk. When the Fund invests in another investment company (including ETFs and closed-end funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

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ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Closed-End Fund Risk. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund. Overall stock market risks may affect the value of closed-end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses.

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Junk Bond Risk. The Total Return Bond Fund and its underlying funds may purchase high yield debt securities commonly referred to as “junk bonds.” The economy and interest rates affect junk bonds differently from other securities. The Fund may be subject to greater levels of interest rate and credit risk as a result of investing in high yield securities and unrated securities of similar credit quality than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

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Management Risk. The strategies used by the Advisor with respect to the Fund may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. The return on an investment in the Fund will vary depending on the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities. If the Advisor’s investment strategies with respect to the Fund fails to produce the intended results, your investment could be diminished or even lost. In addition, the Advisor’s active trading strategy for the Fund may increase the Fund’s costs and, thereby, reduce its performance.

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Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

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Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities include pass-through securities, CMOs, commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. MBS may also possess credit risk. Because the assets providing cash flows to a mortgage-backed security are comprised of home mortgage loans, the holders of MBS are subject to default and delinquency risks. If mortgage borrowers are delinquent or default on their payments, the holders of MBS may not realize full repayment of their investment or may experience delays in the repayment of their investment. The credit risk of mortgage-backed securities depends, in part, on the likelihood of the borrower paying the promised cash flows of principal and interest on time. The credit risk of a specific MBS may be influenced by a variety of factors including: (i) the mortgage borrower’s lessened ability to repay in light of changed circumstances such as a job loss; (ii) the borrower’s ability to make higher mortgage payments which may result from floating-rate interest resets; (iii) declines in the value of the property which serves as collateral for the mortgage loan; (iv) seniority or priority of the specific MBS relative to other claims on the cash flow from the pool of mortgage loans.

Asset-backed securities typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the issuer of the asset-backed securities with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. In addition, these securities also may be subject to prepayments which may shorten the securities’ weighted average life and may lower their return.

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Municipal Securities Risk. The Fund may invest in municipal securities. Municipal securities generally are issued by states and local government and their agencies, authorities and other instrumentalities. Municipal bonds are subject to risks generally associated with fixed income securities (e.g., interest rate risk, credit risk, change in rating risk, etc.). In addition, a municipal bond’s value could also be affected by legislation and other political events. Lower-rated municipal bonds are subject to greater risk than higher-quality municipal bonds. The types of municipal securities that the Fund may

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invest in include, without limitation, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing (TIF) bonds, municipal leases, residual interest bonds, and auction rate preferred securities. The Fund may also invest in securities issued by underlying funds whose assets consist substantially of municipal securities. The value of municipal obligations can fluctuate over time, and may be affected by adverse political, legislative and tax changes, as well as by financial developments that affect the municipal issuers. Because many municipal obligations are issued to finance similar projects by municipalities (e.g., housing, healthcare, water and sewer projects, etc.), conditions in the sector related to the project can affect the overall municipal market. Payment of municipal obligations may depend on an issuer’s general unrestricted revenues, revenue generated by a specific project, the operator of the project, or government appropriation or aid. There is a greater risk if investors can look only to the revenue generated by the project. In addition, municipal bonds generally are traded in the “over-the-counter” market among dealers and other large institutional investors. From time to time, liquidity in the municipal bond market (the ability to buy and sell bonds readily) may be reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. It is not possible to predict whether such cycles of market illiquidity may be short-term or may continue over a protracted period of time. Municipal securities are also subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

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Preferred Stock Risk. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. In addition, investment in preferred securities carries certain additional risks including:

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Deferral Risk. Some preferred stock may contain provisions that allow the issuer, under certain conditions, to skip (i.e., “noncumulative” preferred stock) or defer (i.e., “cumulative” preferred stock) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow the issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

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Redemption Risk. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights Risk. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

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Subordination Risk. Preferred securities are subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•	Liquidity Risk. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

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Correlation with Equity Markets. Overall stock market risks may affect the value of preferred stock. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, preferred stocks may be subject to these market risks. For example, the price of preferred stocks generally may fall on the days that equity markets experience significant losses.

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Publicly Traded Partnership Risk. The Fund may invest in units or other interests issued by master limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (“PTPs”). The value of the Fund’s investment in PTPs may fluctuate based on prevailing market conditions and the success of the PTP. Risks associated with investments in PTPs include the fact that the success of a PTP typically is dependent upon its specialized management skills. Additionally, the risks related to a particular PTP investment by the Fund will vary depending on the underlying industries represented in the PTP’s portfolio. For example, the success of a PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile. Moreover, the underlying oil and gas reserves

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attributable to such PTP may be depleted. Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its investment in a PTP. Investments in PTPs are subject to various risks related to the underlying operating companies controlled by such partnerships, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

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Real Estate Investment Trust (REIT) Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

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Short Sale Risk. The Fund and its underlying funds may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may engage in short sales of derivative instruments such as a short sale of a futures contract. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. Short sales therefore expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund may also incur additional costs in connection with its short sales, including, for example, borrowing and accounting maintenance costs. These costs will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. When the Advisor makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund will realize a net profit or loss.

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Small and Mid-Cap Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Equity Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

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Turnover Risk. The Fund is actively managed and experiences a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

OTHER INVESTMENT INFORMATION REGARDING THE FUND

General

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments or securities of no-load mutual funds. If the Fund invests in shares of another investment company, the shareholders of the Fund generally will be subject to duplicative management fees. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

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The investment objective and strategies of the Fund may be changed without shareholder approval, except as noted below. The Fund’s stated investment policy of investing at least 80% of its net assets in the type of securities found in the Fund’s name may be changed only upon at least 60 days prior written notice to shareholders.

Investment in Other Investment Companies

Other investment companies include open-end mutual funds, money market funds, ETFs (including ETFs that hold portfolios of securities that closely tracks the price performance and dividend yield of various indices), and actively managed closed-end funds. Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objectives either by investing directly in securities or by investing in one or more of these investment companies (collectively, “underlying funds”). As a shareholder of an underlying fund, the Fund indirectly will bear management and other fees which are in addition to the fees the Fund pays its service providers.

The Fund may substantially invest in closed-end funds. The structure of a closed-end fund poses additional risks than are involved when investing in open-end mutual funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market value rises and a fund’s discount narrows or its premium widens, the price return of the closed-end fund – the actual return to the shareholder – will be greater than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in, and levels of, premiums and discounts. The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the closed fund’s net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.

Foreign Securities

When the Fund (or an underlying fund) invests in foreign securities, including sovereign debt, it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund (or the underlying investment company vehicle in which the Fund may invest) by domestic companies or the U.S. government. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated). These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

The Fund may engage in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency that the Fund owns or wants to own. In addition, the Fund may take active foreign currency positions not designed as a hedge, in which case the Fund is making investments in foreign currencies in an attempt to profit from changes in currency exchange rates. These foreign currency transactions will subject the Fund to currency risk. To the extent that the Fund engages in hedging of foreign currencies by entering into derivative transactions with respect to a currency whose

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value is expected to correlate to the value of a currency that the Fund owns or wants to own, this presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a hedge. To the extent that foreign exchange rates do not move in the direction anticipated by the Advisor, the Fund will lose money on its foreign currency positions. The risks of the Fund’s foreign currency transactions are substantially different from those of its securities investments. The Fund’s foreign currency transactions and/or its investments or trades in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates.

The Fund may invest directly, or indirectly through underlying funds, in securities of issuers located in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Derivatives

The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain and for investment purposes. These strategies may be executed through the use of derivative contracts. There is no limit on the Fund’s use of derivative hedging transactions to the extent that such derivative transaction is not otherwise deemed an illiquid security pursuant to relevant guidelines.

The Fund actively trades equity index futures, Treasury and Euro futures, index options, and foreign currency forward contracts. These transactions may be used to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation). These strategies have costs associated with them and losses (which may be substantial) may be incurred if the Advisor is incorrect in its expectations about the direction or extents of movement of markets or interest rates. In addition, hedging strategies negatively impact the Fund’s portfolio by decreasing the Fund‘s upside performance potential.

Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

The Fund typically purchases option contracts. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

The Fund may invest in forward foreign currency contracts for investment or risk management purposes. A forward foreign currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Fund. The use of forward currency contracts by the Fund involves risks including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund is subject to currency risk, the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.

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In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon, commodity futures contracts, and forward currency contracts (including options thereon), and enter into swap agreements (including credit default swaps and options on swaps) (collectively, “Derivatives Transactions”). In addition, Derivatives Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivatives Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Derivatives Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivatives Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Derivatives Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Derivatives Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Derivatives Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Derivatives Transactions could result in losses greater than if they had not been used.

A detailed description of various risks associated with Derivative Transactions is included in “Additional Information About Fund Investments And Risk Considerations” in the Fund’s SAI.

Illiquid Securities

The Fund is permitted to invest up to 15% of its net assets in securities that are illiquid or restricted as to resale. The Fund may invest in Rule 144A securities that the Advisor determines to be liquid based on guidelines adopted by the Board of Trustees. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements for resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees. Certain Rule 144A securities may be structured as investment trusts. These investment trusts hold corporate bonds or credit default swaps which are selected by the sponsor. As Rule 144A securities, these investments are only available to qualified institutional buyers.

HOW TO BUY SHARES

Shares of the Fund are available for investment only by clients of registered investment advisors, financial planners, broker-dealers and other financial institutions or other investors which have been approved in advance by the Advisor. In addition, the Advisor may approve employees, former employees, shareholders and directors/trustees of the Advisor or the YieldQuest Funds, and friends and family members of such persons, as investors. All financial institutions are subject to prior approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. You may confirm your eligibility to invest in the Fund by calling the Advisor at 866-YQuest1 (866-978-3781). In certain circumstances, you may be required to confirm your eligibility in writing by no later than the close of business on the day of the purchase. The Advisor reserves the right to reject any initial or additional investment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

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What kind of shares can I buy?

The Fund offers Institutional Class shares and Investor Class shares.

Institutional Class. Institutional Class shares are subject to a higher minimum initial investment of $10,000 and minimum subsequent investments are $250. Institutional Class shares do not pay any 12b-1 fees or Administrative Services fees. Institutional Class shares can be purchased directly through the Fund’s Distributor without charge, or through other financial institutions which may charge transaction fees with respect to your purchase. Institutional Class shares are available for investment only by clients of investment advisors, financial planners and other financial institutions or investors approved in advance by the Advisor.

Investor Class. Investor Class shares require an initial minimum investment of $250 and minimum subsequent investments of $25. Investor Class shares charge a 0.25% 12b-1 fee and a 0.10% Administrative Services fee, and are offered through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. It is anticipated that Investor Class shares will be available on platforms with no transaction fees. Investor Class shares are available to clients of investment advisors, financial planners, and other financial institutions or investors approved in advance by the Advisor and who invest through a mutual fund supermarket or platform whose sponsor has entered into a selling agreement with the Fund’s Distributor, YieldQuest Securities, LLC.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. The Investor Class shares will have ongoing 12b-1 fees and Administrative Services fees, whereas the Institutional Class shares do not, but may be subject to transaction fees payable to the financial institution you use to make your purchase. Depending on the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

The Advisor reserves the right to change the above eligibility criteria for its Institutional and Investor Classes.

	Institutional Class	Investor Class
Sales Charge (Load)	None	None

Distribution and Service (12b-1) Fee	None	Subject to annual distribution and shareholder servicing fee of 0.25% of the Fund’s average daily net assets applicable to Investor Class shares.

Administration Services Fee	None	Subject to annual administration services fees of 0.10% of the Fund’s average daily net assets applicable to Investor Class shares.

Fund Expenses	Lower annual expenses than Investor Class shares.	Higher annual expenses than Institutional Class shares.

Minimum Investment Amounts	Initial minimum investment of $10,000. Subsequent investments of at least $250.	Initial minimum investment of $250. Subsequent investments of at least $25.

The Advisor may, in its sole discretion, waive these minimums in certain circumstances. If your investment is aggregated into an omnibus account established by your investment advisor, financial planner or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. If you purchase or redeem shares through a broker-dealer or other financial intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail — To be in proper form, your initial purchase request must:

•

include a completed and signed investment application form, noting the class of the Total Return Bond Fund, which accompanies this Prospectus, and any additional supporting legal documentation required by the Advisor to approve your eligibility;

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•	include a check made payable to the Total Return Bond Fund; no third party checks will be accepted. If your check is returned, a $25 fee will be assessed against your account; and

•	Pre-approved in advance by the Advisor;

Mail the completed application and check to:

U.S. Mail:	Overnight Mail:
YieldQuest Total Return	YieldQuest Total Return
Bond Fund	Bond Fund
c/o BNY Mellon Asset Servicing	4400 Computer Drive
P.O. Box 9818	Westborough, MA 01584
Providence, RI 02940

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Total Return Bond Fund’s transfer agent, at 1-877-497-3634 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to BNY Mellon at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or their transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

Investors approved in advance by the Advisor typically may purchase additional shares of the Total Return Bond Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name

•	the name of your account(s),

•	your account number(s),

•	the name of the applicable Class, and

•	a check made payable to the Total Return Bond Fund.

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase — By Wire” in this Prospectus. The Advisor reserves the right to reject any additional investment.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

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Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees at 1-877-497-3634.

Investor Class Distribution and Servicing Arrangements

The Total Return Bond Fund has adopted an Investor Class Distribution and Shareholder Services Plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sales and distribution of Investor Class shares of the Fund to mutual fund supermarkets, and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into a selling agreement with the Fund’s Distributor. These fees are called “Rule 12b-1 fees”. Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to certain entities which may include investment advisors, banks, trust companies, retirement plan administrators and other types of service providers which provide distribution services and shareholder and administrative support with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the Distribution and Shareholder Services Plan, the Fund is authorized to pay a service provider (which may include affiliates of the Fund) a shareholder services fee which is based on the average daily net asset value of the Investor Class shares of the Fund attributable to or held in the name of the service provider for providing certain distribution and administrative services to Fund shareholders with whom the service provider has a servicing relationship.

Investor Class shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of Investor Class shares in the Fund. Rule 12b-1 fees help the Distributor sell Investor Class shares without an up-front sales charge by defraying the costs of mutual fund supermarket or platform fees and other expenses paid to financial intermediaries. Because Rule 12b-1 fees are paid out of the Fund’s Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment in the Investor Class shares.

In addition, the Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee from its bona fide profits for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Investor Class Administration Plan

The Fund has adopted an Administration Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Fund’s Distributor to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with YieldQuest Securities, LLC, the Fund’s Distributor.

For purposes of the Administration Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administration fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the Fund’s assets on an on-going basis.

Purchases of Investor Class Shares Through an Intermediary

If you invest in Investor Class shares of the Fund through a mutual fund supermarket or other platform offered by a broker-dealer, 401(k) plan, trust company or other financial intermediary, their policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as administrative and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee

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may be based on the number of accounts or may be a percentage, currently up to 0.40% annually, of the average value of the Fund’s Investor Class shareholder accounts for which the financial intermediary provides services. The Fund’s Investor Class shares pay all or a portion of this fee up to 0.25%, pursuant to the Fund’s 12b-1 Plan, and 0.10% pursuant to the Fund’s Administration Plan, each of which is discussed above. The 12b-1 portion of the total fee is intended to compensate the financial intermediary for distribution-related services, while the administration fee is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service provider if the Investor Class shares had been purchased directly. To the extent that any portion of the total fees charged by an intermediary is not paid by the Investor Class of the Fund, the Advisor may pay the remaining portion to financial intermediaries for such services.

Financial intermediaries that receive payments from the Fund pursuant to the 12b-1 Plan and/or the Administration Plan may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Other Purchase Information

The Advisor may limit the amount of initial or subsequent purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent do not accept third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Medallion signature guarantee stamps may be required on identification documentation. All documentation requiring a medallion signature guarantee stamp must utilize a New Technology Medallion stamp.

The Fund has authorized brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent. Investments in the Fund will be priced at the net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. If you purchase your Fund shares through a broker-dealer or other intermediary, you may be charged a fee by that broker-dealer or intermediary.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight Mail:
YieldQuest Total Return Bond Fund	YieldQuest Total Return Bond Fund
c/o BNY Mellon Asset Servicing	4400 Computer Drive
P.O. Box 9818	Westborough, MA 01584
Providence, RI 02940

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Your request for a redemption must include your letter of instruction, including the Fund’s name and Class of shares, your account number, account name(s) and address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 90 days of the redemption request. The Fund may also require a medallion signature guarantee stamp for redemptions of $25,000 or more. Medallion signature guarantees are for the protection of shareholders. You can obtain a medallion signature guarantee stamp from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-877-497-3634 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, you may be required to furnish additional legal documents to insure proper authorization, prior to a redemption.

By Telephone – You may redeem any part of your account in the Fund by calling BNY Mellon at 1-877-497-3634 (redemptions from retirement plans cannot be processed by telephone). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund’s transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed to confirm that telephone instructions are genuine may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail at address listed under the heading “Initial Purchase – By Mail” in this Prospectus.

YieldQuest Funds’ Policy on Market Timing. The YieldQuest Board of Trustees has adopted policies and procedures to discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may enforce its own market timing policy.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to detect market timing and there can be no assurance that the Fund will be able to detect market timers in an effective manner. The Advisor reserves the right to reject any purchase order that it does not believe is in the best interest of the Fund or its shareholders or if the Fund believes that the trading is abusive. The Advisor, on behalf of the Fund, has not entered into any arrangements with any person to permit frequent purchases and redemptions of their shares.

Additional Information – If you are not certain of the requirements for a redemption, please call the Fund’s transfer agent at 1-877-497-3634. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption request. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemptions made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your Institutional Class shares in the Fund is less than $10,000 (or less than $250 for Investor Class shares) due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

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DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated for each class of shares of the Fund, by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund’s assets generally are valued at their market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makers, or pricing services. Debt securities held by the Fund are valued based on information furnished by independent pricing services or market quotations. NASDAQ-traded securities are valued using the NASDAQ official closing price (“NOCP”). Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. ETFs, exchange-traded options, futures contracts and options on futures contracts are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at a fair value as determined in good faith by the Advisor, pursuant to guidelines established by the Board of Trustees. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at a fair value, which is an estimated value determined in good faith by the Advisor, subject to guidelines approved by the Board of Trustees. Fair valuation also may be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close. Investments in foreign securities, junk bonds or thinly traded securities are more likely to trigger fair valuation than investments in other types of securities. To the extent that there is a delay between a change in the value of the Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the use of fair value pricing. There are no assurances, however, that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically declares substantially all of its net investment income as dividends and pays such dividends to its shareholders on a monthly basis. The Fund typically distributes its net long-term capital gains and its net short term capital gains annually. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes

Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. The Fund will distribute dividends on an monthly basis.

The Fund will distribute its net realized capital gains to its shareholders normally once a year. Capital gains generally are generated when the Fund sells its assets for a profit. The tax treatment of capital gains are taxed differently depending on how long the Fund held the capital asset sold. Capital gains depends on how long the Fund held the capital assets sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

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Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers*

Exempt-interest dividends	Exempt

Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers*

Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

* For gains realized through December 31, 2012.

Through December 31, 2012, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term instead of short-term capital loss to the extent of any capital gains distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the IRS 28% of your taxable distributions and sales proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

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Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

YieldQuest Advisors, LLC, 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305, serves as investment advisor to the Fund. As Advisor, YieldQuest Advisors, LLC is responsible for the selection and ongoing monitoring of securities in the Fund’s investment portfolio, and for managing the Fund’s business affairs. In addition to managing the Fund, the Advisor and its affiliates provide investment advice and products to investment advisors, financial planners and high-net worth individuals.

Pursuant to the terms of an investment advisory agreement, as compensation for its investment management services, the Advisor is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 0.59% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2011, after applicable waivers and reimbursements, the Advisor received an advisory fee of 0.00%, because advisory fee waivers and expense reimbursements exceeded the advisory fee earned.

The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses, to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, 12b-1 expenses, administrative services fees and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 0.79% of average daily net assets for each of the Institutional and Investor Class shares of the Fund through February 28, 2013. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement on behalf of the Total Return Bond Fund is included in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2011.

Portfolio Managers

Jay K. Chitnis, CFA

Portfolio Manager and Chief Investment Strategist

Mr. Chitnis is solely and ultimately responsible for determining the investment strategy to be used by, and the advice to be given to, the Fund. Mr. Chitnis is Chief Investment Officer of YieldQuest Advisors, LLC, and has served as such since the inception of the firm in 2004. While Mr. Chitnis is well versed in many areas of the financial marketplace, he specializes in the global fixed-income and equity markets. John N. Bliss, a Portfolio Manager with YieldQuest Advisors since 2005, assists Mr. Chitnis in management of the Fund.

Over the years, Mr. Chitnis has developed proprietary ETF and fixed-income trading models that have helped his clients add value to their portfolios. He has written several published articles on these topics, and has been quoted in numerous publications, including Business Week, Fortune, and Smart Money. Mr. Chitnis is an extremely popular speaker, and is frequently asked to present his ideas and strategies at money manager conferences throughout the country. Some of these include both regional chapters and the national meeting of the American Association of Individual Investors (AAII), the National Association of Personal Financial Advisors (NAPFA), and the Financial Planning Association’s national conferences and Webcasts.

Mr. Chitnis also serves as Senior Managing Director and Chief Investment Strategist of YieldQuest Securities, LLC, a registered broker-dealer and member of FINRA that also serves as principal underwriter of the Fund. Mr. Chitnis served as Managing Director of the YieldQuest Investment Group, an independent broker-dealer firm, Register & Akers Investments, Inc., from June 2004 to September 2005 and, prior to that, of McDonald Investments, a registered broker-dealer and FINRA member, from September 2001 to June 2004, where he was responsible for researching and implementing new investment ideas to a client base of over 200. Mr. Chitnis led a similar team as Managing Director within Wachovia Securities from 1998 to 2001. Mr. Chitnis obtained his Bachelor’s degree in Engineering from Rensselaer Polytechnic Institute in New York, and his Master’s degree in economics at New York University. He is also a CFA Charterholder.

The Statement of Additional Information (“SAI”) contains information about the Portfolio Managers’ compensation structure, a description of other accounts they manage and ownership of shares of the Fund, as applicable.

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FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you better understand the financial performance of the Institutional Class and Investor Class shares of the Total Return Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information that follows is for the prior five years of the Fund’s operations, or less, as applicable, and was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders, which is available upon request without charge.

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The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Total Return Bond Fund Institutional Class
	Year Ended 10/31/2011		Year Ended 10/31/2010		Year Ended 10/31/2009		Year Ended 10/31/2008		Year Ended 10/31/2007
Net Asset Value, beginning of period	$6.45		$7.43		$7.60		$9.93		$10.51

Change in net assets from operations:
Net investment income	0.21	(a)	0.25	(a)	0.53	(a)	0.63		0.54
Net realized and unrealized gains (losses) on investments	(2.71	)(d)	(0.98	)(b)	(0.08	)(b)	(2.29	)(b)	(0.62)

Total from investment operations	(2.50)		(0.73)		0.45		(1.66)		(0.08)

Distributions:
Net investment income	(0.21)		(0.25)		(0.62)		(0.67)		(0.50)
Net realized capital gains from investments	—		—		—		—		— (c)

Total Distributions	(0.21)		(0.25)		(0.62)		(0.67)		(0.50)

Paid-in capital from redemption fees	—		—		—		—	(c)	— (c)

Net Asset Value, end of period	$3.74		$6.45		$7.43		$7.60		$9.93

Net assets, end of period (000’s)	$11,198		$29,506		$94,618		$186,944		$328,496
Total Return(e)	(39.87	)%(d)	(10.12)%		(7.00%)		(17.66%)		(0.86)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets:
Before expense waivers/reimbursements	3.54%		2.50%		1.78%		1.44%		0.83%
After expense waivers/reimbursements	1.34%		1.56%		1.40%		1.40%		0.83%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	0.79%		0.79%		0.79%		0.80	%(f)	0.79%
Ratios of net investment income (loss) to average net assets:
Before expense waivers/reimbursements	1.28%		2.57%		7.19%		6.75%		5.53%
After expense waivers/reimbursements	3.48%		3.51%		7.57%		6.79%		5.53%
Portfolio turnover rate(g)	46%		124%		331%		165%		220%

(a)	Per share data was calculated using weighted average shares outstanding method for the period.
(b)	Includes distributions of capital gains from underlying mutual funds.
(c)	Amount represents less than $0.01 per share.
(d)	Includes reimbursement by Advisor to the Fund of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
(e)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(f)	Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

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The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Total Return Bond Fund Investor Class
	Year Ended 10/31/2011		Year Ended 10/31/2010		Year Ended 10/31/2009		Period Ended 10/31/2008(a)
Net Asset Value, beginning of period	$6.45		$7.43		$7.60		$9.72

Change in net assets from operations:
Net investment income	0.19	(b)	0.23	(b)	0.50	(b)	0.41
Net realized and unrealized gains (losses) on investments	(2.72	)(d)	(0.99	)(c)	(0.08	)(c)	(2.08	)(c)

Total from investment operations	(2.53)		(0.76)		0.42		(1.67)

Distributions:
Net investment income	(0.18)		(0.22)		(0.59)		(0.45)

Total Distributions	(0.18)		(0.22)		(0.59)		(0.45)

Net Asset Value, end of period	$3.74		$6.45		$7.43		$7.60

Net assets, end of period (000’s)	$34		$571		$5,671		$5,314
Total Return(e)(f)	(40.15	)%(d)	10.48%		6.62%		(17.76%)
Ratios/Supplemental Data:
Ratios of expenses to average net assets:(g)
Before expense waivers/reimbursements	3.89%		2.85%		2.13%		1.62%
After expense waivers/reimbursements	1.69%		1.91%		1.75%		1.56%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	1.14%		1.14%		1.14%		1.15	%(h)
Ratios of net investment income (loss) to average net assets:(g)
Before expense waivers/reimbursements	0.93%		2.22%		6.84%		6.78%
After expense waivers/reimbursements	3.13%		3.16%		7.22%		6.84%
Portfolio turnover rate(f)(i)	46%		124%		331%		165%

(a)	Commenced operations on February 28, 2008.
(b)	Per share data was calculated using weighted average shares outstanding method for the period.
(c)	Includes distributions of capital gains from underlying mutual funds.
(d)	Includes reimbursement by Advisor to the Fund of $0.001 per share. The effects of such payments did not affect the amount shown and total return for the period.
(e)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.
(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

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PRIVACY POLICY

The following is a description of the YIELDQUEST Total Return Bond Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that it collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information it Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Fund’s SAI is incorporated into this Prospectus by reference, which means that it is legally a part of this Prospectus. The SAI contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of the portfolio holdings by affiliates. Reports to shareholders may contain management’s discussion of market conditions and investment strategies that significantly affect the Fund’s performance results as of the Fund’s future semi-annual or annual periods.

Call the Fund at 1-877-497-3634 to request free copies of the SAI, the annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. You may also obtain a copy of the SAI and annual and semi-annual reports at www.YieldQuest-Funds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-21771

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(LOGO)

3280 Peachtree Road, Suite 2600

Atlanta, Georgia 30305

1-877-497-3634

www.YieldQuest-Funds.com

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YIELDQUEST FUNDS TRUST

FUND	TICKER SYMBOL
	INSTITUTIONAL CLASS	INVESTOR CLASS
YIELDQUEST TOTAL RETURN BOND FUND	YQTRX	YTRIX

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2012

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the YieldQuest Fund’s Prospectus dated February 28, 2012. This SAI incorporates by reference the annual report to shareholders of the YieldQuest Total Return Bond Fund for the fiscal year ended October 31, 2011 (the “Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), P.O. Box 9818, Providence, RI 02940, or by calling 1-877-497-3634.

DESCRIPTION OF THE TRUST AND THE FUND

The YieldQuest Total Return Bond Fund (“Total Return Fund” or the “Fund”) was organized as a diversified series of the YieldQuest Funds Trust (the “Trust”) on June 27, 2005. The Trust was organized as a business trust under the laws of the State of Delaware pursuant to a Certificate of Trust filed with the State of Delaware on May 9, 2005, and an Agreement and Declaration of Trust (the “Declaration of Trust”) of even date therewith. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is authorized to offer two classes of shares. The investment advisor to the Fund is YieldQuest Advisors, LLC (the “Advisor”). The Total Return Fund commenced investment operations on November 1, 2005 and is currently the only active series in the Trust.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to that series, and the rights of shares of any other series, are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series (e.g., compensation paid to Trustees) are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than a majority of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques they may use. The Total Return Fund is currently the only active series in the Trust available for investment.

A. Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objectives either by investing directly in securities or by investing in one or more underlying investment companies that have substantially similar investment objectives, policies and limitations as the Fund.

(1) Exchange-Traded Funds. The Fund may invest in other mutual funds, money market funds, and exchange-traded funds (“ETFs”) that hold a portfolio of securities which closely tracks the price performance and/or dividend yield of various indices, and other closed-end funds. Exchange-traded products also include PowerShares, WisdomTree, SPDRs, DIAMONDS, QQQQs, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Fund may invest in new exchange traded shares as they become available. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

(2) Closed-End Funds. The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market rises and the fund’s discount narrows or its premium widens, the price return of the closed-end fund — the actual return to the shareholder — will be greater than the fund’s Net Asset Value (“NAV”) return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts.

When interest rates rise, bond prices (and consequently the net asset values of income funds — municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some closed-end funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. Overall stock market risks may also affect the value of closed-end funds. Factors such as domestic economic growth and market conditions and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, closed-end funds may be subject to these market risks. For example, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from open-end mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money — issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets — 33% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33% of the total assets ($150 million). Although closed-end funds rarely deleverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Fund will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that the Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a position at any time it desires. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

B. Equity Securities. Equity securities include common stocks, American Depositary Receipts (“ADRs”), as well as common stock equivalents such as rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.

C. Fixed Income. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred securities that make regular payments of income and/or dividends, and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

1. Corporate Debt Securities. The Fund may invest in corporate debt securities. These are bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts and equipment trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated at the time of purchase BBB- and Baa3 or higher by two out of the following three rating organizations: Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Advisor to be of comparable quality. In determining the investment rating of a particular security, the Advisor typically adopts the higher rating of any two of S&P, Fitch and Moody’s. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a portfolio security by any two of S&P, Fitch or Moody’s drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

2. High Yield Debt Securities (“Junk Bonds”). Subject to the limitation on investments in illiquid securities, the Fund may invest in securities that are below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield securities value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests.

A description of the rating categories is contained in Appendix A.

3. Convertible Securities. The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period.

Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

4. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

5. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

CMOs. In addition, the Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risks than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Advisor’s analysis of the market value of the security. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates.

The principal and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payment of principal, including any principal prepayments, on the mortgage assets generally are applied to the CMO classes in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

6. Asset-Backed Securities. Asset-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or other assets (such as equipment leases) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of loans by individuals or businesses, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

7. Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

The Federal Reserve creates Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. There is no limit on the amount of zero coupon bonds that the Fund may purchase; however the Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

8. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(i) Certificates of Deposit. Certificates of deposit (“CDs”) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 10 years) at a stated or variable interest rate. However, the Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

(ii) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(iii) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

9. Auction Rate Securities. Auction rate securities are debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7 - 35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears,” meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate securities may be in the form of preferred shares, and may be issued by municipalities and/or closed-end funds.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

10. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

The Trust’s custodian will take possession of the Fund’s securities subject to repurchase agreements. The Advisor or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are also subject to credit risks.

12. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. However, overall stock market risks may also affect the value of preferred stock. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially. During periods of extreme market volatility, preferred stock may be subject to these market risks. For example, the price of preferred stock generally may fall on the days that equity markets experience significant losses. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard S&P or Moody’s. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

D. Short Sales. The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires the Fund to deliver the securities the Fund borrowed at the commencement of the short sale, and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. If making a short sale the Fund must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. This means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the Fund’s performance will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may make short-sales with respect to no more than 20% of its total assets.

E. Foreign Securities

1. General. The Fund may invest in other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

2. Emerging Markets Securities. The Fund may purchase emerging market securities, including through ETFs and closed-end funds that invest in emerging market securities. To the extent the Fund invests in foreign ETFs, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular closed-end fund.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

3. Sovereign Debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

F. Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain and for investment purposes. These strategies may be executed through the use of derivative contracts. There is no limit on the Fund’s use of derivative hedging transactions to the extent that such derivative transaction is not otherwise deemed an illiquid security pursuant to relevant guidelines.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Derivatives Transactions”). In addition, Derivatives Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivatives Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivatives Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivatives Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Derivatives Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Derivatives Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Derivatives Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivatives Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Derivatives Transactions had not been utilized.

1. Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2. General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange listed options. However, the Fund may not purchase or sell OTC options, which are considered illiquid by the Securities and Exchange Commission (“SEC”) staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3. General Characteristics of Futures Contracts. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Pursuant to a claim for exemption filed with the Commodities and Futures Trading Commission on behalf of the Fund, the Fund is not deemed to be “commodity pool” or “commodity pool operator” under the Commodity Exchange Act, and is not subject to registration or regulation as such under the Act. YieldQuest Advisors is not deemed to be a “commodity pool operator” with respect to its advisory services to the Fund.

4. Use of Segregated and Other Special Accounts. Many Derivatives Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund may cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. However, with respect to forwards and futures contracts that are required to “cash-settle,” the Fund will set aside liquid assets in an amount equal to its daily marked-to-market (net) obligation (or net liability) rather than the notional value. By setting aside assets equal only to its net obligation under the cash-settled Derivatives Transaction, the Fund will have the ability to employ leverage to a greater extent that if the Fund were required to segregate assets equal to the full notional value of such contracts. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Derivatives Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Derivatives Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

5. “Swap” Derivative Transactions. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements or swap options (“swaptions”) for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

Credit default swaps (“CDS”) are bilateral financial contacts that transfer the credit risk of a third party reference entity or group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation. CDS are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements.” Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments. In addition to being exposed to the credit risk of the underlying reference entity, CDS are subject to counterparty risk, market risk and interest rate risk. CDS utilized by the Fund may not perform as expected or in a manner similar to the high-yield bond markets. The Fund will enter into CDS only with counterparties that the Advisor reasonably believes are capable of performing under the CDS.

In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. Unlike ordinary swaps, a swaption not only hedges the buyer against downside risk, it also lets the buyer take advantage of any upside benefits.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amount differences themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements and swaptions will be successful in furthering its investment objective will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (“IRC”) may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated.

The use of equity swaps and swaptions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

6. Commodity Futures Contracts. The Fund may trade in commodity futures contracts (and related options). Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. As discussed above, futures markets may specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

7. Foreign Currency Derivatives. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund may have to pay a fee or commission for using these instruments or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the guidelines issued by the SEC, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund’s assets is so set aside, this could impede portfolio management or that Fund’s ability to meet redemption requests or other current obligations.

The Advisor’s decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor’s judgment that the transaction will provide value to that Fund and its shareholders and is consistent with the Fund’s objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund’s entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

G. Loans of Portfolio Securities. The Fund may make short- and long-term loans of its portfolio securities. To the extent authorized by the Board of Trustees and implemented by the Advisor, the Fund may lend portfolio securities to broker-dealers or institutional investors which the Advisor deems qualified. The borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount equal to at least 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

H. Illiquid Securities. The Fund may invest up to 15% of its net assets (taken at market value at the time of the investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

I. Rule 144A Securities. The Fund may invest in Rule 144A securities. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees. In determining the liquidity of such securities, the Advisor may consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

J. Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

K. Income Trusts. The Fund may invest in income trusts, including business trusts and oil royalty trusts (or partnerships). Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

1. Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the Fund’s portfolio as they cover a broad range of industries and geographies, including the airline industry, public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

2. Oil Royalty Entities. The Fund may invest in oil royalty entities, structured as trusts or as master limited partnerships (“MLPs”), that are traded on major stock exchanges. A royalty trust or MLP typically controls an operating company which purchases oil and gas properties using the entity’s capital. The royalty entity then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty entity represent an economic interest in the underlying assets of the entity.

Royalty trusts and/or MLPs pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, the royalty entities are effectively precluded from internally originating new oil and gas prospects. Therefore, these entities typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where possible, additional debt. Consequently, these entities are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk as well as operating risk.

The operations and financial condition of oil royalty trusts or MLPs, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the entity. Such entities are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by these royalty entities are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, could continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause the Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust or MLP are depleted. The ability of such entity to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty entities have demonstrated consistent positive reserve growth year-over-year and, as such, certain of these entities have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts or partnerships manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When the Fund invests in foreign oil royalty trusts and/or MLPs, it will also be subject to foreign securities risks which are more fully described above.

L. Temporary Defensive Position. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. However, private activity bonds of similar type projects will be considered a single industry for purposes of this policy.

8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

9. Name Rule. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations-Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Illiquid Securities. The Fund may not invest more than 15% of its net assets (taken at market value at the time of the investment) that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the price at which they are valued. Rule 144A securities and shares of closed-end funds determined to be liquid by the Advisor shall not be considered illiquid for purposes of this policy.

5. SEC Name Rule. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in fixed income securities. The Fund may not change this policy except upon at least 60 days prior written notice to shareholders.

THE INVESTMENT ADVISOR

The Advisor is YieldQuest Advisors, LLC, 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305. Jay K. Chitnis, the portfolio manager of the Total Return Fund, is the founder, controlling member and Managing Director of the Advisor.

Under the terms of an Investment Advisory Agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee of 0.59% (based on average daily net assets) computed and accrued daily and paid monthly. The Advisor contractually has agreed to waive its fees and/or reimburse certain operating expenses through February 28, 2013, but only to the extent necessary to maintain the Fund’s total operating expenses, excluding brokerage costs, borrowing costs (such as interest expense and dividends on securities sold short), taxes, extraordinary expenses, any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests), 12b-1 fees and administrative services fees of 0.79%.

For the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011, the Advisor received the following fees:

2009

Fund	Management Fees Earned by the Advisor	Management Fees Waived and Fund Expenses Reimbursed by the Advisor	Management Fees Paid to the Advisor
Total Return Fund	$784,054	$508,415	$275,639

2010

Fund	Management Fees Earned by the Advisor	Management Fees Waived and Fund Expenses Reimbursed by the Advisor	Management Fees Paid to the Advisor
Total Return Fund	$396,463	$634,305	$0

2011

Fund	Management Fees Earned by the Advisor	Management Fees Waived and Fund Expenses Reimbursed by the Advisor	Management Fees Paid to the Advisor
Total Return Fund	$142,563	$531,519	$0

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make repayment without exceeding its expense limitation in effect at the time of the waiver or reimbursement. The cumulative reimbursement and reduction amounts, if any, as of October 31, 2011 that are subject to repayment for the Fund are as follows:

Fund	Expiration 10/31/12	Expiration 10/31/13	Expiration 10/31/14	Total Available for Repayment
Total Return Fund	$508,415	$634,305	$531,519	$1,674,239

General Information

The Advisor retains the right to use the name “YieldQuest” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “YieldQuest” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Team of Portfolio Managers

Jay K. Chitnis and John N. Bliss serve as members of the portfolio management team for the Fund (“Portfolio Managers”). In addition to acting as Portfolio Managers to the Fund, the Portfolio Managers also serve on the Advisor’s investment committee and, as such, are jointly responsible for making the investment decisions for the Advisor’s advisory accounts. As members of the Advisor’s investment committee, the Portfolio Managers were responsible for management of the following types of accounts as of October 31, 2011:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ Thousands)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ Thousands)	Other Accounts	Assets Managed ($ Thousands)	Total Other Assets Managed ($ Thousands)
Jay K. Chitnis	0	$0	0	$0	8	$7,266	$7,266
John N. Bliss	0	$0	0	$0	0	$0	$0

The Portfolio Managers did not manage any accounts with performance-based fees.

Each Portfolio Manager receives a salary from YieldQuest Securities, LLC, the Fund’s principal underwriter (in such capacity, the “Distributor”). Each Portfolio Manager owns an equity interest in each of the Advisor and the Distributor and, as such, also shares in the profits realized by each such entity based on his applicable percentage ownership. As a result of their ownership of the Distributor, the Portfolio Managers indirectly share in the commission revenue received by the Distributor from the Fund in connection with execution portfolio transactions on behalf of the Fund.

Each Portfolio Manager is eligible for a discretionary bonus to be paid by the Distributor based on, among other factors, the Portfolio Manager’s contributions to the pre-tax profitability of such entity. The Portfolio Managers are eligible to participate in the profit-sharing, retirement and employee benefit plans offered by the Advisor and/or Distributor.

Conflicts of Interest

The Fund is highly dependent on the investment strategies and management skills of Mr. Chitnis and Mr. Bliss. The Advisor will provide the services of the Portfolio Managers to manage the Fund’s investments, but each Portfolio Manager will only spend a portion of his time managing the Fund’s investments. The loss of services from any of the above Portfolio Managers, especially Mr. Chitnis, could have a material adverse effect on the Fund’s investment results.

The Portfolio Managers provide investment advisory and brokerage services to other clients of the Advisor and the Distributor, in addition to managing the Fund. The Portfolio Managers are obligated to make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. Conflicts may arise as a result of a Portfolio Manager’s multiple roles in managing the Fund and servicing other client accounts. For example, management of the Fund and multiple separate accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund.

Due to similarities in the investment strategies of the Fund and certain client accounts, certain of the Portfolio Managers’ duties may overlap. For example, the Portfolio Managers may be able to combine responsibilities such as research and stock selection for the Fund and separate accounts. However, to the extent that the Fund and another of the Advisor’s or the Distributor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if other clients desire to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given day and limited quantities are available, the Advisor and the Distributor have adopted trade allocation procedures pursuant to which purchases and sales normally will be made on a pro rata, average price per share basis, or such other method as they deem fair and reasonable.

Even where the Fund and multiple separate accounts are managed by the same Portfolio Manager using similar investment strategies, however, the Portfolio Manager may take action with respect to the Fund or an account that may differ from the timing or nature of action taken, with respect to another Fund or account. The Fund and other client accounts may be allocated different or unequal investment opportunities due to particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, or other factors. For example, there may be circumstances under which a Portfolio Manager will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the separate accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the separate accounts. Accordingly, the performance of the Fund and accounts managed by a Portfolio Manager will vary and the results of the Fund’s investments may differ significantly from the results achieved by the Advisor’s other clients. It is possible that one or more of the Advisor’s other client accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more separate accounts achieve significant profits.

Each Portfolio Manager’s ownership of shares of the Fund as of October 31, 2011 appears in the table below:

Dollar Range of Equity Securities

Beneficially Owned

Portfolio Manager	Total Return Fund
Jay K. Chitnis	None
John N. Bliss	None

TRUSTEES AND OFFICERS

Board Responsibilities

The day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Advisor and the Distributor. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time the Advisor presents the Board with information concerning the proposed Fund’s investment objectives, strategies and risks as well as its proposed investment limitations. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Trust by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Trust may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Trust by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Fund.

The Board meets regularly with the Trust’s Chief Compliance Officer to review and discuss compliance issues and risk assessments of the Fund and Advisor. At least annually, the Trust’s Chief Compliance Officer provides the Board with an assessment of the Trust’s Compliance Program, which reviews the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in periodic reports filed with the SEC is recorded, processed, summarized, and reported within the required time periods, and the Trust’s internal controls over financial reporting, which include policies and procedures designed to ensure that the Trust’s reports and financial statements are prepared in a reliable manner.

From their review of these reports and discussions with the Advisor, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chairman of the Board, Jay K. Chitnis, is an interested person of the Trust as that term is defined in the 1940 Act. The Trust does not have a single lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trustees made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Trust (i.e., “Independent Trustees”) comprise 75% of the Board, the fact that all the members of each Board Committee are Independent Trustees, the Chairman of the Audit Committee is an Independent Trustee, the amount of assets under management in the Trust, the Trust consists of one active series, and the total number of Trustees on the Board.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their individual experience, qualifications, attributes and skills as described below.

The Trustees have concluded that Jay Chitnis should serve as Trustee because of his knowledge of and experience in the financial services industry and the experience he has gained as a Trustee of the Trust since 2005. Mr. Chitnis has been a principal of the Advisor since 2004, and has served in a number of senior roles with the Advisor and its affiliates during that time involving distribution, advisory services, product development, and securities research. Prior to joining the Advisor, Mr. Chitnis worked for McDonald Investments and CIBC/Oppenheimer with an array of responsibilities in finance.

The Trustees have concluded that Denise Buchanan should serve as Trustee because of the experience she has gained in her various senior regulatory and compliance roles with CAPTRUST Financial Advisors and Hatteras Investment Partners, her knowledge of and experience in the financial services industry, and the experience she has gained serving as Trustee of the Trust since 2005.

The Trustees have concluded that Gary Campbell should serve as Trustee because of the experience he has gained in his various senior roles in portfolio management and advisory services with Kennedy Capital Management, Commerce Bancshares and Wachovia, his knowledge of and experience in the financial services industry, and the experience he has gained as Trustee of the Trust since 2005.

The Trustees have concluded that Craig Ruff should serve as Trustee because of the experience he has gained in his various senior roles and extensive academic background in finance with Georgia State University, the CFA Institute and the Home Loan Bank, his knowledge of and experience in the financial services industry, and the experience he has gained as Trustee of the Trust since 2005.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a whole, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. Moreover, references to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The names of the Independent Trustees, their addresses, ages, principal occupations during the past five years and other affiliates are set forth below:

Name, Address*, Age, Position with Fund Complex,** Term of Position with the Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Denise M. Buchanan Age: 49 Independent Trustee, Since 2005	Chief Compliance Officer of CapFinancial Partners, LLC (doing business as CAPTRUST Financial Advisors), a federally registered investment adviser and broker-dealer and member of FINRA/SIPC since January 2007: President of Broker/Dealer Sales & Consulting, Inc., a consulting group specializing in compliance guidance for broker-dealers and investment advisers, from 1996 to December 2007; Director of compliance, CapFinancial Partners, LLC from 2003 until 2007; Chief Compliance Officer of Hatteras Investment Partners, LLC and its affiliates, and the Hatteras Funds (investment companies registered under the 1940 Act), from 2003 until December 2007.

Gary D. Campbell, CFA Age: 59 Independent Trustee, Since 2005	President of Presbyterian Church in America, Retirement & Benefits, since August 2006; Retired July 2005 through July 2006; President and Chief Investment Officer of Kennedy Capital Management, Inc., an SEC-registered investment advisor based in St. Louis, Missouri, 2001 to 2005; Executive Vice President and Chief Investment Officer, Commerce Bancshares, Inc./The Commerce Trust Company, an asset management, trust, private banking and other financial advisory services firm with over $10 billion in assets under management from 1990 through 2001; Senior Vice President/Director of Institutional Portfolio Management, Wachovia (First Union Corp.), 1985 to 1990.

Craig Ruff, Ph.D, CFA Age: 51 Independent Trustee, Since 2005	Clinical Associate Professor of Finance at Georgia State University in Atlanta, GA, August 2003 to present; Assistant Dean, Executive Education, Georgia State University August 2007 to present; Vice President in the Educational Products department at the Association for Investment Management and Research (AIMR, now known as the CFA Institute) and Associate Editor of the Financial Analysts Journal from July 1998 to July 2003; Senior Economist at the Federal Home Loan Bank of Atlanta from June 1988 to June 1991.
*	The business address for each Trustee is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305.
**	Fund Complex refers to YieldQuest Funds. The Fund Complex currently consists of the Total Return Fund.

Board Committees

There are two Committees of the Trust’s Board: the Audit Committee and the Valuation Committee. The Audit Committee consists of the Independent Trustees. Mr. Ruff serves as Chairman of the Committee. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet at least once annually. During the fiscal year ended October 31, 2011, the Audit Committee met three times.

The Valuation Committee acts as a liaison between the full Board of Trustees and the Advisor, with respect to the fair value pricing of securities held in the Fund’s portfolio. The Valuation Committee is responsible for reviewing and approving the price of any security in the Fund’s portfolio that is fair value priced. Any one Trustee constitutes a quorum of the Valuation Committee. During the fiscal year ended October 31, 2011, the Valuation Committee did not meet.

The following table provides information regarding the Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address*, Age, Position with Fund Complex,** Term of Position with the Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Jay K. Chitnis, CFA*** Age: 44 Trustee, President and Chief Executive Officer, Since 2005	Managing Director of YieldQuest Advisors, LLC, since June 2004; Managing Director of YieldQuest Securities, LLC, a registered broker dealer and member FINRA, since September 2004; Managing Director of YieldQuest Investment Group, a division (firm within a firm) of Register & Akers Investments, Inc., since June 2004, of McDonald Investments, from September 2001 to June 2004; and of First Union Securities (Wachovia Securities), from 1998 to September 2001, all FINRA registered broker-dealers and members SIPC; Senior Vice President of CIBC/Oppenheimer Corp., from 1996 to 1998.

John N. Bliss*** Age: 36 Treasurer, Secretary and Chief Financial Officer Since 2005

Senior Vice President for YieldQuest Advisors, LLC since August 2004; Senior Vice President for YieldQuest Securities, LLC since August 2005; Vice President YieldQuest Investment Group from 2001 to 2005.

Gary S. Schwartz*** Age: 45 Chief Compliance Officer, Since 2007	Compliance Officer for YieldQuest Advisors, LLC since 2005; Chief Compliance Officer for YieldQuest Securities, LLC, since 2006; Assistant Compliance Officer of the Trust from 2006 to 2007; Compliance Officer for YieldQuest Securities, LLC from 2005 to 2006; Nasdaq/OTC Trader, Riverstar Trading, 2002 through 2005; Regional Manager, Atlanta Branch Manager and Registered Options Principal for Protrader Securities, an Instinet Company, from 1998 through 2002

Ellen O. Blanchard Age: 38 Assistant Secretary, Since 2010	Vice President and Counsel, BNY Mellon Asset Servicing (US) Inc. since September 2010; formerly, Vice President and Counsel, Compliance Advisory Services, State Street Bank & Trust from August 2004 to September 2010.

*

The business address for each Trustee and officer, with the exception of Ms. Blanchard, is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305. The business address for Ms. Blanchard is The Bank of New York Mellon, One Boston Place, Boston, Massachusetts 02108.

**	Fund Complex refers to YieldQuest Funds. The Fund Complex currently consists of the Total Return Fund.
***	Messrs. Chitnis, Bliss and Schwartz are deemed to be “interested persons” of the Trust because they are officers of the Advisor and the Distributor.

The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2011.

Name of Trustee	Dollar Range of Fund Shares		Aggregate Dollar Range of Shares of All Funds Within
	Name of Fund	Dollar Range	the Fund Complex*
Denise M. Buchanan, Trustee	Total Return Fund	$1-$10,000	$1-$10,000
Gary D. Campbell, CFA, Trustee	Total Return Fund	$1-$10,000	$1-$10,000
Craig Ruff, Ph.D, CFA, Trustee	Total Return Fund	$10,001-$50,000	$10,001-$50,000
Jay K. Chitnis**, Trustee and President	Total Return Fund	none	none

*	Fund Complex refers to YieldQuest Funds. The Fund Complex currently consists of one active Fund.
**	Mr. Chitnis is deemed to be an “interested person” of the Trust because he is a shareholder and officer of the Advisor and the Distributor.

Set forth below is the annual compensation paid to the Trustees and officers by the Fund on an individual basis and by the Fund Complex on an aggregate basis for the Fund’s fiscal year ended October 31, 2011. Trustees’ and officers’ fees and expenses of the Trust are Fund Complex expenses and the Fund incurs its share of expenses based on average net assets. The Interested Trustee and the Officers of the Fund do not receive compensation from the Trust. The Trust pays each Independent Trustee an annual retainer of $15,000 and reimburses for out-of-pocket expenses. Prior to April 1, 2010 the annual retainer was $19,000.

Independent Trustees	Aggregate Compensation from Each Fund			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Denise M. Buchanan, Trustee	Equity * Total Return Tax-Exempt*	$ $ $	1,607 10,271 3,122	N/A	N/A	$15,000
Gary D. Campbell, CFA, Trustee	Equity* Total Return Tax-Exempt*	$ $ $	1,607 10,271 3,122	N/A	N/A	$15,000
Craig Ruff, Ph.D, CFA, Trustee	Equity* Total Return Tax-Exempt*	$ $ $	1,607 10,271 3,122	N/A	N/A	$15,000

*	The Core Equity Fund and the Tax-Exempt Bond Fund liquidated operations in October of 2011.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of February 1, 2012, the following persons were deemed to be controlling shareholders and/or principal holders of the Total Return Fund’s securities:

Total Return Fund – Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4151	63.26%	Record
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	7.84%	Record
Raymond James & Assoc. Inc. 2925 Professional Place Suite 201 Colorado Springs, CO 80904	6.63%	Record

Total Return Fund – Investor Class Shares

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4151	86.45%	Record
NFS LLC FEBO 7931 NW 76th Ter. Kansas City, MO 64152-4418	13.55%	Record

As of February 1, 2012, the Trustees and officers of the Trust as a group owned less than 1% of the Total Return Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, BNY Mellon, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The turnover rates for the fiscal years or periods ended October 31 are set forth in the table below. The 2011 portfolio turnover rates for the Fund referenced in the chart below are lower than the 2010 portfolio turnover rates due to the decrease in active trading of closed-end funds.

2011	2010
46%	124%

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. The Advisor typically executes the Fund’s portfolio transactions through its affiliated broker-dealer, YieldQuest Securities LLC, on an agency basis; while principal trades on behalf of the Fund are executed solely through independent broker-dealers. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker or dealer, clearance procedures, wire service quotations, statistical and other research services provided by the broker or dealer to the Fund and the Advisor. The Advisor may receive proprietary research from brokers or dealers as part of their overall service offering. The Advisor does not, however, enter into third party soft dollar arrangements, nor does the Advisor transact trades with any broker or dealer solely to compensate them for this research. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Advisor deems the purchase or sale of securities to be in the best interests of the Fund or its other clients, the Advisor may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, YieldQuest Securities, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange, options transactions and OTC transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through First Clearing Corp., a registered broker-dealer. YieldQuest Securities is under common ownership with the Advisor, and Jay Chitnis, one of the Fund’s Portfolio Managers, is a control shareholder of YieldQuest Securities. As a result, Mr. Chitnis and other employees of the Advisor share in the commissions received by YieldQuest Securities from the Fund. The Advisor is not required to reduce its fee by the amount of any profits earned by YieldQuest Securities, or indirectly by Mr. Chitnis or other employees of the Advisor, from brokerage commissions generated from portfolio transactions of the Fund.

OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Purchases made directly through a market maker may include the spread between the bid and asked prices.

Under the 1940 Act, persons affiliated with an affiliate of the Advisor (such as YieldQuest Securities) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, YieldQuest Securities will not serve as the Fund’s dealer in connection with OTC transactions. However, YieldQuest Securities may serve as the Fund’s broker in OTC transactions conducted on an agency basis and may receive brokerage commissions in connection with such transactions. Such agency transactions will be executed, on a fully disclosed basis, through its clearing firm, First Clearing Corp.

The Fund will not effect any brokerage transactions in its portfolio securities with YieldQuest Securities if such transactions would be unfair or unreasonable to Fund shareholders, and commissions paid, if any, will be solely for the execution of trades and not for any other services. In determining the commissions to be paid to YieldQuest Securities, if any, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability. The Independent Trustees from time to time review, among other things, information relating to any commissions charged by YieldQuest Securities to the Fund, and rates and other information concerning the commissions charged by other qualified brokers. The Advisory Agreement does not provide for a reduction of the Advisor’s fee by the amount of any profits earned by YieldQuest Securities from brokerage commissions generated from portfolio transactions of the Fund. Brokerage business may be given from time to time to other firms. YieldQuest Securities will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The following table provides information regarding brokerage commissions paid by the Fund to all brokers (including YieldQuest Securities) for the fiscal years ended October 31, 2009, 2010 and 2011. Information relating to specific amounts paid by the Fund to YieldQuest Securities during each of the past three fiscal years is also provided below.

Total Brokerage Commissions Paid to all Brokers 2009	Total Brokerage Commissions Paid to all Brokers 2010	Total Brokerage Commissions Paid to all Brokers 2011
$2,635,843	$3,143,019	$0

The following tables provide information regarding brokerage commissions paid to YieldQuest Securities, LLC by the Fund and the total value of transactions generating brokerage commissions for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011.

2009

Brokerage Commissions	Percent of Total Brokerage Commissions	Total Value of Transactions	Percent of Total Transactions
$1,785,499	68%	$935,442,105	88%

2010

Brokerage Commissions	Percent of Total Brokerage Commissions	Total Value of Transactions	Percent of Total Transactions
$2,875,879	92%	$367,730,001	89%

2011

Brokerage Commissions	Percent of Total Brokerage Commissions	Total Value of Transactions	Percent of Total Transactions
$2,231,465	88%	$190,746,675	97%

The Trust, the Advisor and the Fund’s distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act (collectively, the “Codes”), and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes, free of charge, by calling the Fund at 1-877-497-3634. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 10 days of mailing the respective report to shareholders. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Board has authorized the disclosure of the Fund’s portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Advisor, Distributor, and BNY Mellon, the Fund’s custodian, transfer agent, fund accounting agent and administrator. Fund portfolio holdings may also be disclosed, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective investment advisors or sub-advisors.

The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. In addition, such third parties will be subject to an independent obligation not to trade on confidential information or they must confirm to the Fund that they will not use such confidential information to trade for their own account.

The Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

The Board has authorized disclosure of portfolio holdings by the Advisor if the Advisor has a valid business purpose, such as disclosure to a potential investor’s investment adviser, financial planner, or investment consultant for, in connection with evaluating an investment in the Fund, and provided that the person receiving the information agrees to keep the information confidential and not to trade on the confidential information. The Advisor and the Fund are prohibited from entering into any such arrangements without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Advisor is required to submit any proposed arrangement pursuant to which the Advisor proposes to disclose the Fund’s portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Among the factors considered by the CCO to determine whether the arrangement is in the best interest of the shareholders include (i) the identity of the person or persons requesting such information, (ii) the reasonableness of the purpose advanced for such request, (iii) whether the CCO believes that the disclosure of such information is in fact necessary in order to advance the purpose given, (iv) the perceived benefits that will accrue to the Fund as a result of such disclosure. The Board has adopted a policy that prohibits the Advisor, or any affiliated person of the Advisor, from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

The Advisor holds regular calls and webinars that are open to registered investment advisers, broker-dealers and other investment professionals whose clients invest (or are considering a potential investment) in the Fund. During these calls and webinars, the Fund’s portfolio managers may discuss, among other things, their analysis of the Fund’s past performance and factors that could impact future performance, percentages of the Fund’s assets allocated among various classes of securities, markets or sectors, risk management techniques, as well as the portfolio managers’ analysis of general market conditions or interest rate movements and how they have affected (or may affect in the future) various classes of securities, industries, and market sectors in which the Fun invests. The portfolio managers will not disclose any information relating to specific securities held by the Fund or with respect to past or pending securities transactions by the Fund.

CAPITAL STOCK

The Trust currently has one active series-the Total Return Fund. The Total Return Fund currently offer two classes of shares, the Institutional Class Shares and the Investor Class Shares.

All shares of the Trust, when issued, are fully paid and non-assessable. Each issued and outstanding full and fractional share of the Fund is entitled to one full and fractional vote. Shares of the Fund participate equally in regard to dividends, distributions and liquidations with respect to the Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Investor Class shares have exclusive voting rights with respect to their distribution plan. Shares are freely transferable, are entitled to dividends as determined by the Trustees, and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted a Proxy Voting Policy reasonably designed to ensure that proxies are voted in shareholders’ best interests. The Adviser’s policy provides that it will generally direct proxies to be voted in accordance with the recommendations of Broadridge Financial Solutions, Inc., an independent research firm that the Adviser has engaged to provide proxy voting-related research. Proxy issues generally will be reviewed on a case-by-case basis, taking into account the circumstances surrounding the company being analyzed. For example, the voting guidelines provide that it will generally recommend that the Adviser vote in favor of management proposals that seek to protect and enhance the best interest of shareholders by promoting, among other things, (i) director independence, (ii) a record of positive performance, (ii) a breadth and depth of experience with respect to management and directors, (iv) management accountability (with respect to company performance), and (v) transparency and integrity of the financial reporting process. The Adviser typically votes “against” proposals from closed end funds to convert to open end funds. The Adviser has also engaged Broadridge Financial Solutions, Inc. to actually vote proxies in accordance with its directions. Under both the Trust’s and the Advisor’s Proxy Voting Policy, if any potential conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

You may obtain a copy of the Proxy Voting Policy free of charge by calling 1-877-497-3634 to request a copy, or by writing to the Advisor at c/o YieldQuest Advisors, LLC, 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305, Attn: YieldQuest Funds Chief Compliance Officer. A copy of the Policy will be mailed to you within three days of receipt of your request. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30 are filed by the Trust with the SEC on Form N-PX. The Fund’s proxy voting record is available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s website.

DETERMINATION OF NET ASSET VALUE

The Total Return Fund is the only active series in the Trust. The NAV of the shares of the Total Return Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or it no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makes, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. ETFs, exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at a fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Advisor. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close. To the extent that there is a delay between a change in the value of the Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. Fair value pricing requires subjective determinations about the value of a security. There are no assurances that the Fund will realize fair valuation upon the sale of a security.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right, pursuant to a plan filed with the SEC pursuant to Rule 18f-1 under the 1940 Act, to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that they actually will so qualify. If the Fund qualifies as a RIC, their dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, their income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) and ninety percent (90%) of its net exempt interest income (the “Distribution Requirement”).

The following three paragraphs apply to taxable years of the Fund, for which the due date of the Fund’s federal income tax return occurs after December 22, 2010.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if the Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, if the Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asst diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, the Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met. However, in all events, such tax will not be less than $50,000.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Fund will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

The use of hedging strategies, such as selling (writing and purchasing) options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.

Certain futures and foreign currency contracts in which the Fund may invest will be “section 1256 contracts.” Section 1256 contracts the Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax described above. These rules may operate to increase the amount that the Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Fund may invest. Code section 1092 defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Code section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If the Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position un-hedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. The Fund is required to report all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry-forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2011, the Fund’s capital loss carry-forwards available to offset future capital gains are provided below:

Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018	Expiring in 2019
$200,854	$14,598,251	$22,710,383	$57,854,923	$9,124,072	$10,219,640

Net capital gain losses of the Fund beginning on or before November 1, 2011 generally may be carried forward to offset any capital gains for eight years after which any undeclared net capital loss remaining is lost as a deduction.

Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

BNY Mellon, located at One Wall Street, New York, New York 10286, serves as Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Hong Kong and Shanghai Banking Corporation Limited (“HKSB”), serves as sub-custodian for the Fund’s investments in foreign securities. HKSB holds and provides services with respect to foreign securities and other foreign assets belonging to the Fund.

For their custodian services during fiscal years or periods ended October 31, 2009, 2010 and 2011, BNY Mellon received the following fees from the Fund:

Custodian Fees Paid 2009	Custodian Fees Paid 2010	Custodian Fees Paid 2011
$66,207	$130,922	$111,142

FUND ADMINISTRATION AND ACCOUNTING

The administrator and accountant for the Fund is BNY Mellon (formerly, PNC Global Investment Servicing (U.S.) Inc.) located at 4400 Computer Drive, Westborough, MA 01581. Pursuant to an Administration and Accounting Services Agreement and related agreements between BNY Mellon and the Trust (the “BNY Mellon Agreement”), BNY Mellon provides administrative and accounting services to the Fund, subject to the supervision of the Board. The BNY Mellon Agreement was initially approved by the Board at a meeting held on June 5, 2008. The BNY Mellon Agreement shall continue for a period of five years from the effective date of September 8, 2008, and shall automatically renew for successive terms of one year unless the Trust or BNY Mellon provides ninety days written notice to the other party of its intent not to renew.

Under the BNY Mellon Agreement, BNY Mellon provides administrative and accounting services, including: (i) preparing quarterly broker security transactions summaries and providing backup documentation; (ii) calculating and monitoring wash sales and other tax adjustments required by the Internal Revenue Code and preparing for execution and filing of the Fund’s Federal and State tax returns; (iii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses; (iv) preparing and coordinating the periodic updating of the Fund’s Registration Statement in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing the annual and semi-annual shareholder reports; (v) preparing notices, agendas and resolutions for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) journalizing investment, capital share and income and expense activities; (viii) maintaining individual ledgers for investment securities and historical tax lots for each security; (ix) reconciling cash and investment balances of the Fund with the Custodian and other accounts containing cash and investments on a daily basis, and providing the Advisor with the beginning cash balance available for investment purposes; and (x) calculating capital gains and losses, net income and net asset value.

For its administrative and accounting services for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011, BNY Mellon received the following fees from the Fund:

Administrative & Accounting Fees Paid 2009	Administrative & Accounting Fees Paid 2010	Administrative & Accounting Fees Paid 2011
$223,240	$171,086	$159,736

TRANSFER AGENT

BNY Mellon (formerly, PNC Global Investment Servicing (U.S.) Inc.) acts as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent for the Fund pursuant to the Transfer Agency Services Agreement with the Trust. Under the agreement, BNY Mellon is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For its transfer agency services provided to the Trust for the fiscal years ended October 31, 2009, October 31, 2010 and October 31, 2011, BNY Mellon received the following fees from the Fund:

Transfer Agency Fees Paid 2009	Transfer Agency Fees Paid 2010	Transfer Agency Fees Paid 2011
$98,673	$115,291	$104,593

INVESTOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Total Return Fund, on behalf of its Investor Class shares, has adopted a Distribution and Shareholder Services Plan under Rule 12b-1 (the “12b-1 Plan”) that allows it to pay distribution fees for the sales and distribution of Investor Class shares of the Fund to mutual fund supermarkets, and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into a selling agreement with the Fund’s distributor. These fees are called “Rule 12b-1 fees”. Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to certain entities which may include investment advisors, banks, trust companies, retirement plan administrators and other types of service providers which provide distribution services and shareholder and administrative support with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the 12b-1 Plan, the Fund is authorized to pay a service provider (which may include affiliates of the Fund) a shareholder services fee which is based on the average daily net asset value of the Investor Class shares of the Fund attributable to or held in the name of the service provider for providing certain distribution and administrative services to Fund shareholders with whom the service provider has a servicing relationship.

Investor Class shares of the Total Return Fund pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of Investor Class shares in the Fund. Rule 12b-1 fees help the Distributor sell Investor Class shares without an up-front sales charge by defraying the costs of mutual fund supermarket or platform fees and other expenses paid to financial intermediaries.

Amounts spent on behalf of the Fund pursuant to the 12b-1 Plan during the fiscal year ended October 31, 2011 are set forth below.

12b-1 Plan Expenses

Advertising	Printing	Compensation to Distributors	Compensation to Broker-Dealers	Compensation to Sales Personnel	Financing Charges	Total
$0	$0	$0	$1,121	$0	$0	$1,121

Amounts of unreimbursed expenses for the Fund incurred under the 12b-1 Plan which are eligible for reimbursement as of October 31, 2011 are set forth below.

Unreimbursed Expenses in Dollars	Unreimbursed Expenses as a Percentage of the Fund’s Investor Class Shares Net Assets
$0	0%

INVESTOR CLASS ADMINISTRATION PLAN

The Total Return Fund has adopted an Administration Plan with respect to its Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of its Investor Class Shares to the Fund’s distributor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholder. The Plan requires the distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Investor Class shareholders before the distributor can compensate the financial intermediary pursuant to the Administration Plan.

For purposes of the Administration Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Investor Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund’s beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Tait, Weller & Baker LLP (“Tait Weller”) located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103 has been selected as independent registered public accounting firm for the Total Return Fund for the fiscal year ending October 31, 2012. Tait Weller will perform an annual audit of the Total Return Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

COUNSEL

The firm of Thompson Coburn LLP, located at One US Bank Plaza, St. Louis, MO 63101, serves as counsel to the Trust.

DISTRIBUTOR

YieldQuest Securities, LLC (“Distributor”) located at 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305 is the distributor of the Total Return Fund’s shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member-firm of the Financial Industry Regulatory Authority, Inc. Pursuant to a distribution agreement with the Trust on behalf of the Fund, the Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor serves as the Fund’s principal underwriter and exclusive agent for distribution of shares of the Fund pursuant to a distribution agreement that has been approved by the Board of Trustees of the Trust. The Trust’s distribution agreement with the Distributor provides that the Distributor will sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. The Distributor receives no compensation for the distribution of the Fund’s shares. The Distributor is an affiliate of the Advisor because they are under common ownership, Mr. Chitnis, and a Trustee and officer of the Trust is the control shareholder and an officer of the Distributor. The Portfolio Managers of the Total Return Fund are also employees of the Distributor.

Jay K. Chitnis, who is the controlling member and Senior Managing Director of the Distributor, is also portfolio manager of the Total Return Fund, controlling member and Managing Director of the Advisor and Chairman of the Board of Trustees and President of YieldQuest Funds Trust. John N. Bliss, who is Senior Vice President of the Distributor, is also portfolio manager of the Fund, Senior Vice President of the Advisor and Treasurer and Chief Financial Officer of the Trust. Gary Schwartz, who is Chief Compliance Officer of the Advisor and the Distributor, is also Chief Compliance Officer of the YieldQuest Funds Trust.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report are included in this SAI and hereby incorporated by reference to the Annual Report to shareholders of the YieldQuest Total Return Fund for the fiscal year ended October 31, 2011. A free copy of the Annual Report can be obtained by writing to the Fund’s Transfer Agent, BNY Mellon, P.O. Box 9818, Providence, RI 02940, or by calling 1-877-497-3634.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Advisor to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Advisor.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Advisor.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and Fitch. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Standard & Poor’s Ratings Services

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

II. Nature and provisions of the obligation.

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ’B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-):.The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. :

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

Short-Term Debt Rating Definitions

F-1—Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2—Good intrinsic capacity for timely payment of financial commitments.

F-3—The intrinsic capacity for timely payment of financial commitments is adequate.

B: Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: Default is a real possibility.

RD: Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Obligations which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly rated.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3: This designation denotes acceptable quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

YieldQuest Funds Trust

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated May 9, 2005 – Filed with Registrant’s initial registration statement on May 24, 2005 and incorporated herein by reference.

(a)(2)	Certificate of Trust as filed with the State of Delaware on May 9, 2004 – Filed with Registrant’s initial registration statement on May 24, 2005 and incorporated herein by reference.

(a)(3)	Certificate of Amendment to Certificate of Trust as filed with the State of Delaware on December 19, 2007 – Filed with Post-Effective Amendment No. 6 on December 21, 2007 and incorporated herein by reference.

(a)(4)	Form of Certificate of Correction to Certificate of Trust – Filed with Post-Effective Amendment No. 9 on February 27, 2009 and incorporated herein by reference.

(b)	By-Laws, effective as of May 9, 2005 – Filed with Registrant’s initial registration statement on May 24, 2005 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust.

See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, on behalf of YieldQuest Core Equity Fund, YieldQuest Total Return Bond Fund and YieldQuest Tax-Exempt Bond Fund and YieldQuest Advisors, LLC (the “Advisor”) – Filed with Pre-Effective Amendment No. 1 on August 12, 2005 and incorporated herein by reference.

(d)(2)	Amended Schedules to the Investment Advisory Agreement - Filed with Post-Effective Amendment No. 5 on December 29, 2006 and incorporated herein by reference.

(d)(3)	Amendment No. 2 to Schedules to the Investment Advisory Agreement – Filed with Post-Effective Amendment No. 9 on February 27, 2009 and incorporated herein by reference.

(d)(4)	Letter Agreement between the Registrant, on behalf of YieldQuest Total Return Bond Fund, and the Advisor with respect to the Institutional and Investor Classes of each Fund – Filed herewith.

(e)(1)	Distribution Agreement between the Registrant, the Advisor and YieldQuest Securities LLC (the “Distributor”) – Filed with Post-Effective Amendment No. 5 on December 29, 2006 and incorporated herein by reference.

(e)(2)	Amendment No. 3 to Distribution Agreement between the Registrant, the Advisor and the Distributor – Filed with Post-Effective Amendment No. 9 on February 27, 2009 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts - Not Applicable.

(g)(1)	Custody Agreement between the Registrant and the Bank of New York Mellon (the “Custodian”) - Filed with Pre-Effective Amendment No. 1 on August 12, 2005 and incorporated herein by reference.

(g)(2)	Restated and Amended Custody Agreement between the Registrant and the Custodian – Filed with Post-Effective Amendment No. 9 on February 27, 2009 and incorporated herein by reference.

(g)(3)	Amendment to Schedule II of the Amended and Restated Custody Agreement between the Registrant and the Custodian – Filed with Post-Effective Amendment No. 10 on December 30, 2009 and incorporated herein by reference.

(h)(1)	Administration and Accounting Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference. Effective July 1, 2010, The Bank of New York Mellon purchased PNC Global Investment Servicing, Inc., the Registrant’s administrator, fund accounting and transfer agent.

(h)(2)	Amendment to Administration and Accounting Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(3)	Form of Amended and Restated Exhibit A to the Administration and Accounting Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(4)	FIN 48 Tax Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(5)	Amendment to FIN 48 Tax Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(6)	Transfer Agency Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(7)	Amendment to Transfer Agency Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(8)	Amendment to Transfer Agency Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(9)	Form of Amended and Restated Exhibit A to the Transfer Agency Services Agreement between the Registrant and PNC – Filed with Post-Effective Amendment No. 8 on December 12, 2008 and incorporated herein by reference.

(h)(10)	Administration Plan with respect to Investor Class Shares – Filed with Post-Effective Amendment No. 6 on December 21, 2007 and incorporated herein by reference.

(h)(11)	Amended Administration Plan with respect to Investor Class Shares – Filed with Post-Effective Amendment No. 9 on February 27, 2009 and incorporated herein by reference.

(i)	Opinion and Consent of Thompson Coburn LLP regarding the legality of the Securities being registered – Legal Opinion Filed with Post-Effective No. 7 on February 22, 2008 and Post-Effective Amendment No. 9 on February 27, 2009. Consent of Thompson Coburn LLP filed herewith.

(j)(1)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(j)(2)	Powers of Attorney – Filed with Post-Effective Amendment No. 12 on February 25, 2011 and incorporated herein by reference.

(k)	Omitted Financial Statements - Not Applicable.

(l)	Initial Capital Agreements - Not Applicable

(m)(1)	Rule 12b-1 Plan – Filed with Post-Effective Amendment No. 6 on December 21, 2007 and incorporated herein by reference.

(m)(2)	Amended Rule 12b-1 Plan – Filed with Post-Effective Amendment No. 9 on February 27, 2009 and incorporated herein by reference.

(n)(1)	Rule 18f-3 Plan – Filed with Post-Effective Amendment No. 6 on December 21, 2007 and incorporated herein by reference.

(n)(2)	Amended Rule 18f-3 Plan – Filed with Post-Effective Amendment No. 9 on February 27, 2009 and incorporated herein by reference.

(p)(1)	Amended and Restated Code of Ethics of the Registrant, the Advisor and the Distributor dated June 17, 2010 – Filed with Post-Effective Amendment No. 12 on February 25, 2011 and incorporated herein by reference.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust (the “Trust Agreement”) provides that, to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust, whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Trust Agreement indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) of the Trust Agreement provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII of the Trust Agreement.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of the Advisor to the YieldQuest Total Return Bond Fund (the “Fund”), is hereby incorporated herein by reference to the section of the Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “The Investment Advisor.” The information required by this Item 31 with respect to each director, officer or partner of the Advisor is incorporated by reference to Form ADV filed with the Securities and Exchange Commission (“SEC”) by the Advisor via the Financial Industry Regulatory Authority, Inc. (“FINRA”) CRD/IARD system.

ITEM 32.	PRINCIPAL UNDERWRITER.

(a) YieldQuest Securities, LLC (the “Distributor”), is the principal underwriter of the Registrant.

(b) The Distributor is registered with the SEC as a broker-dealer and is a member of the FINRA. The Distributor is under common ownership with the Advisor. The following is a list of the directors and executive officers of the Distributor:

Name	Positions and Offices with Underwriter	Positions and Offices with the Registrant and Funds
Jay K. Chitnis	Senior Managing Director	Chairman, and Chief Executive Officer

Gary Schwartz	Chief Compliance Officer	Chief Compliance Officer

John N. Bliss	Senior Vice President	Treasurer, Secretary and Chief Financial Officer

(c) Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the SEC under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

•

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as Custodian of the Registrant’s investments. BNY Mellon is responsible for maintaining all records required pursuant to a written agreement with the Registrant.

•

BNY Mellon, located at 4400 Computer Drive, Westborough, MA 01581, serves as the administrator and accountant for the Registrant. BNY Mellon is responsible for maintaining all records required pursuant to a written agreement with the Registrant.

•

BNY Mellon, located at 100 Freight Street, P.O. Box 9818, Pawtucket, RI 02860, serves as the transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent for the Registrant. BNY Mellon is responsible for maintaining all records required pursuant to a written agreement with the Registrant.

•

YieldQuest Securities, LLC, located at 3280 Peachtree Road Suite 2600, Atlanta, Georgia 30305, serves as principal underwriter for the Fund, maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

•

YieldQuest Advisors, LLC, located at 3280 Peachtree Road Suite 2600, Atlanta, Georgia 30305, pursuant to an Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Fund.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 14 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Atlanta, and the State of Georgia, on the 28th day of February, 2012.

YieldQuest Funds Trust

/s/ JAY K. CHITNIS
Jay K. Chitnis
Chairman and President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 14 to the Trust’s Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

/s/ JAY K. CHITNIS Jay K. Chitnis	Chairman and President (principal executive officer)	February 28, 2012

/s/ JOHN N. BLISS John N. Bliss	Treasurer and Chief Financial Officer (principal financial officer)	February 28, 2012

DENISE M. BUCHANAN* Denise M. Buchanan	Trustee	February 28, 2012

GARY D. CAMPBELL* Gary D. Campbell	Trustee	February 28, 2012

CRAIG RUFF* Craig Ruff	Trustee	February 28, 2012

/s/ JAY K. CHITNIS Jay K. Chitnis *Attorney in fact		February 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

Ex.99(d)(4)	Letter Agreement between YieldQuest Advisors, LLC and Registrant on behalf of YieldQuest Total Return Bond Fund regarding fee waiver and expense reimbursement for the Fund’s Institutional and Investor Classes for the 2012 fiscal year.

Ex.99(i)	Consent of Thompson Coburn LLP.

Ex.99 (j)(1)	Consent of Independent Registered Public Accounting Firm.